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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) incorporated by reference in this Registration Statement on Form S-4.

/s/ Arthur Andersen

April 25, 2001
Hamilton, Bermuda